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                                                                   EXHIBIT 10.39


                AMENDMENT NO. 1 TO ADDENDUM RE: INFLUENZA PROGRAM

                                       TO

                  RESEARCH COLLABORATION AND LICENSE AGREEMENT


      This AMENDMENT NO. 1 TO ADDENDUM RE: INFLUENZA PROGRAM TO RESEARCH COLLABORATION AND LICENSE AGREEMENT (this "Amendment"), effective as of March 14, 2006, by and between Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the laws of Delaware, with its principal place of business at 250 Massachusetts Avenue, Cambridge, Massachusetts 02139 ("Novartis"), and Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of Delaware, with its principal place of business at 300 Third Street, 3rd Floor, Cambridge, Massachusetts 02142 ("Alnylam"), amends that certain Addendum Re: Influenza Program to Research Collaboration and License Agreement, dated February 17, 2006, by and between Novartis and Alnylam (the "Addendum"). For the purposes of this Amendment, capitalized terms, whether used in the singular or plural form, shall have the respective meanings ascribed to such terms in the Addendum, unless defined herein.

      WHEREAS, prior to the date hereof, Novartis and Alnylam entered into the Addendum; and

      WHEREAS, Novartis and Alnylam desire to amend the Addendum pursuant to the terms of this Amendment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

      1. The phrase "effective as of December 13, 2005" contained in the first sentence of the Addendum hereby is deleted in its entirety and the phrase "effective as of February 17, 2006" is inserted in lieu thereof.

      2. The Addendum, as amended by this Amendment, together with the other writings referred to in the Addendum or delivered pursuant thereto which form a part thereof, contain the entire agreement among the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

      3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Addendum to "this Addendum," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Addendum, shall mean and be a reference to the Addendum, as amended hereby. Except as specifically amended above, the Addendum shall remain in full force and effect and is hereby ratified and confirmed.


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      4. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


                  [Remainder of Page Intentionally Left Blank]


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      IN WITNESS WHEREOF, Alnylam and Novartis have caused this Amendment No. 1 to Addendum Re: Influenza Program to Research Collaboration and License Agreement to be duly executed by their authorized representatives, as of the date first written above.

                                        ALNYLAM PHARMACEUTICALS, INC.

                                        By: /s/ John M. Maraganore
                                        Name: John M. Maraganore
                                        Title: President and CEO

                                        NOVARTIS INSTITUTES FOR
                                        BIOMEDICAL RESEARCH, INC.

                                        By: /s/ Jeremy Levin
                                        Name: Jeremy Levin
                                        Title: Vice President and
                                        Global Head Strategic Alliances